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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): February 20, 2008



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
----------------------------------------------------------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02  Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

On February 20, 2008, the Board of Directors of Eastman Kodak Company (the "Company"), upon the recommendation of its Corporate Responsibility and Governance Committee, elected Dennis F. Strigl to the Company's Board of Directors. The Board of Directors determined that Mr. Strigl is independent under the New York Stock Exchange Listing Standards and the standards set forth under the Board's Corporate Governance Guidelines.

With the addition of this new independent director, the size of the Board of Directors increased to twelve directors. Mr. Strigl will stand for re-election by a vote of the Company's shareholders at the Company's 2008 annual meeting of shareholders. Mr. Strigl will serve on the Audit Committee and the Finance Committee. There was no arrangement or understanding between Mr. Strigl and any other persons pursuant to which Mr. Strigl was elected as a director of the Company.

Mr. Strigl, 61, serves as President and Chief Operating Officer of Verizon Communications. There are no related person transactions between the Company and Mr. Strigl. The Company does business with Verizon Communications. It has paid Verizon Communications and related companies approximately $1 million between 2005 and 2007 for product and services and total sales by the Company to Verizon Communications and related companies during the same period were approximately $1.5 million.

As a non-employee director, Mr. Strigl will participate in the Company's Director Compensation Program.

A copy of the Company's press release dated February 22, 2008 announcing the election of Mr. Strigl to the Board of Directors, is attached as Exhibit (99.1) to this Form 8-K and is incorporated by reference.







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ITEM 9.01  Financial Statements and Exhibits

(d)  Exhibits

(99.1) Press release issued by Eastman Kodak Company on February 22, 2008, announcing the election of Mr. Strigl to the Board of Directors.






                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          EASTMAN KODAK COMPANY



                                          By: /s/ Laurence L. Hickey
                                          --------------------------
                                          Laurence L. Hickey
                                          Corporate Secretary

Date:  February 22, 2008




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                          EASTMAN KODAK COMPANY
                            INDEX TO EXHIBIT

Exhibit No.

(99.1) Press release issued by Eastman Kodak Company on February 22, 2008, announcing the election of Mr. Strigl to the Board of Directors